UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/31/2012

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensation Arrangements of Certain Officers and Directors

2011 Bonuses, 2012 Base Salaries and 2012 Equity Awards

On January 31, 2012, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") approved 2011 bonuses, 2012 base salaries and 2012 equity awards for the executive officers, including the named executive officers, of Dynavax other than the CEO and the President. On February 1, 2012, the Board approved 2011 bonuses, 2012 base salaries and 2012 equity awards for the CEO and the President.

The Board and the Committee annually evaluate the performance and determine the compensation of Dynavax's executive officers.

The 2011 bonuses, 2012 base salaries, and 2012 equity awards approved by the Board and Committee are as set forth below:

Name and Title                          2011 Bonus                2012 Base Salary        2012 Equity Award
Dino Dina, M.D.                          $        215,424               $ 460,000                 500,000 (2)
    Chief Executive Officer
J. Tyler Martin, M.D.                  $        176,000               $ 412,000                 400,000 (2)
    President and Chief Medical Officer
Robert L. Coffman, Ph.D.           $         116,589            $ 274,390                    180,000 (1)
    Vice President and Chief Scientific Officer
Zbigniew Janowicz, Ph.D.         $        130,080(3)           $ 325,197 (3)         90,000 (1)
Chief Executive Officer, Dynavax Europe
Jennifer Lew                             $         80,968                  $ 229,408                 75,000 (1)
    Vice President, Finance
Michael S. Ostrach                    $    145,140               $ 332,210          180,000 (1)
Vice President, Chief Business Officer and General Counsel
Stephen Tuck                           $    146,250               $ 334,750         180,000 (1)
Vice President, Global Technical Operations

____________

(1)        Stock options with an exercise price per share of $3.48, representing the closing price on the grant date of January 31, 2012. All options will vest over four (4) years with one fourth (1/4) of the shares subject to the option vesting twelve months after January 31, 2012, and one forty-eighth (1/48) of the shares subject to the option vesting on the last day of each month thereafter.

(2) Stock options with an exercise price per share of $3.68, representing the closing price on the grant date of February 1, 2012. All options will vest over four (4) years with one fourth (1/4) of the shares subject to the option vesting twelve months after February 1, 2012, and one forty-eighth (1/48) of the shares subject to the option vesting on the last day of each month thereafter.

(3)        The 2011 bonus of 98,899 euros and 2012 base salary of 247,248 euros for the Chief Executive Officer of Dynavax Europe was converted using the daily average interbank euro to USD rate on January 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: February 06, 2012	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President